EXHIBIT 10.1



                       FORBEARANCE AGREEMENT -EXTENSION
                       --------------------------------


THIS AGREEMENT made as of November 12, 2008.

AMONG:

          ROYAL BANK OF CANADA
          (hereinafter referred to as the "BANK")

          -and-

          SENTRY TECHNOLOGY CANADA INC.
          (hereinafter referred to as the "BORROWER")

          -and-

          SENTRY TECHNOLOGY CORPORATION
          (hereinafter referred to as the "SENTRY")

          - and -

          CUSTOM SECURITY INDUSTRIES INC.
          (hereinafter referred to as "CSI")

WHEREAS:

A. The Bank and the Borrower entered into a Forbearance Agreement made as of the 29th day of May, 2008, a copy of which is attached hereto as Appendix "A" ("Forbearance Agreement").

B. By letter dated October 31, 2008, the Borrower has advised the Bank, among other things, that it is making steady progress towards profitability, will be implementing further expense cuts, and requires further time to attract investment capital sufficient to repay the Indebtedness.

C. Accordingly, the Borrower has requested that the Bank extend the Forbearance Period.

 D. As an inducement to the Bank agreeing to extend the Forbearance Period, the Borrower has agreed to enter into this Extension Agreement and to comply with the terms and conditions contained in the Forbearance Agreement and contained herein.


NOW THEREFORE in consideration of the acknowledgements, confirmations, covenants and agreements contained herein, and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the Parties hereto), each of the Parties hereto hereby agrees as follows:

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                                      -2-

1. All capitalized words and phrases not specifically defined herein shall have the meaning as defined in the Forbearance Agreement.

2. Subsection 5.02(a) of the Forbearance Agreement is hereby amended by deleting "October 31, 2008" and inserting "May 15, 2009".

3. Subsection 5.06(a) of the Forbearance Agreement is hereby amended by deleting "the Bank's Prime Rate plus 3 and 1/4% per annum", and inserting "the Bank's Prime Rate plus 3 and 3/4% per annum".

4.     Section  5.06  of  the Forbearance Agreement is hereby amended by adding:

       "(b) the availability under Facility #1 of the Credit Facilities shall be reduced to $3,000,000, effective immediately."

5. The Borrower shall pay to the Bank an extension fee in the sum of $5,000 in consideration for the Bank's agreement to extend the Forbearance Period as set out herein. Such extension fee shall be and is hereby deemed to form part of the Indebtedness and secured by the Security. The Borrower authorizes the Bank to debit the account it maintains with the Bank in the foresaid sum immediately following the execution of this Extension Agreement by the Borrower.

6. The Borrower and each of the Guarantors shall provide to the Consultant access to the books and records of the Borrower and Sentry on or before April 30, 2009 for the purpose of reviewing the financial performance of the Borrower and Sentry, and in particular, it's most recent quarterly results.

7.  The  following  shall  be  added  to Article 6 of the Forbearance Agreement:

     "(w) Additional Financial Information: On or before December 15, 2008, the Borrower and Sentry shall provide to the Bank and the Consultant their sales backlog report and shipping schedules as at December 31, 2008, for the upcoming quarter;

     (x) Additional Financial Reporting and Cash Flow Projections: The Borrower shall provide to the Bank, and the Guarantors shall ensure that the Borrower provides to the Bank consolidated and unconsolidated (i) monthly financial statements on the 30th day of each month for the previous month; and (ii) monthly 3 way projections (balance sheet, income statement and cash flow) for fiscal 2009 on a rolling, quarterly basis, to be provided every month, commencing November 30, 2008 and on the last day of each month thereafter."

8. The agreement of the Bank to extend the Forbearance Period as provided for herein is conditional upon: (i) Brascan Technology Fund providing to the Bank, by no later than November 21, 2008, with written confirmation that it has agreed to extend the date for the repayment of the indebtedness owing to it by the Borrower to July 30, 2009, in form and content satisfactory to the Bank; (ii) the Borrower providing to the Bank, by no later than November 21, 2008, with written confirmation, in form and content satisfactory to the Bank, from Tradition Capital Bank, that the revolving credit agreement made as of September 26, 2007 between Sentry and Tradition has been extended to at least July 30,

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                                     -3-

     2009; and (iii) LaSalle Bank N.A. confirming the extension of its irrevocable standby letter of credit number 6591288 in favour of the Bank for the account of Robert Furst, Jr. to July 30, 2009.

9. The Borrower and each of the Guarantors acknowledge that the disbursements and legal fees incurred by it, as well as the fees of the Consultant incurred by it, in the aggregate sum of $64,272.97, has been added to, and continues to be deemed to form part of, the Indebtedness. In addition, the most recent invoice of the Consultant shall be paid directly by the Borrower, within 30 days of it having been received by the Borrower.

10. The Forbearance Agreement shall remain in full force and effect and unamended, except as amended hereby.


IN WITNESS WHEREOF the parties hereto have executed this Extension Agreement with effect as and from the date first above written.


                         ROYAL BANK OF CANADA

                         Per:     /s/ Colin Cochrane
                                 ---------------------------
                                 Authorized Signing Officer


                         SENTRY TECHNOLOGY CANADA INC.

                         Per:    /s/ Peter L. Murdoch
                                ----------------------------
                                Authorized Signing Officer

                         Per:    /s/ Joan Miller
                                ----------------------------
                                Authorized Signing Officer


                         SENTRY TECHNOLOGY CORPORATION

                         Per:    /s/ Peter L. Murdoch
                                ----------------------------
                                Authorized Signing Officer

                         Per:    /s/ Joan Miller
                                ----------------------------
                                Authorized Signing Officer



                         CUSTOM SECURITY INDUSTRIES INC.

                         Per:   /s/ Morton Roseman
                               -----------------------------
                               Authorized Signing Officer

                         Per:
                               -----------------------------
                               Authorized Signing Officer